Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
October, 1997

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9250%


Excess Protection Level
   3 Month Average  6.17%
     October, 1997  7.42%
     September, 1997  5.46%
     August, 1997  5.64%



Cash Yield                                              20.97%


Investor Charge Offs                                    5.03%


Base Rate                                               8.52%


Over 35 Day Delinquency                                 5.25%


Seller's Interest                                       21.72%


Total Payment Rate                                      10.97%


Total Principal Balance                                $5,966,948,746.36


Investor Participation Amount                          $687,500,000.00


Seller Participation Amount                            $1,296,115,413.10